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                                                                  EXHIBIT 10-11



            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 9, 1997 ("First Amendment") among THE NAVIGATORS GROUP, INC. (the "Borrower"), BROWN BROTHERS HARRIMAN & CO., ("BBH&Co."), NBD BANK (formerly NBD BANK, N.A.; "NBD"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("First Union") (each of BBH&Co., NBD and First Union a "Lender" and, collectively, the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as issuer of Letters of Credit (as defined in the Credit Agreement referred to below) ("Issuing Bank") and BROWN BROTHERS HARRIMAN & CO., as agent for the Lenders and the Issuing Bank (in such capacity, together with its successors and assigns in such capacity, the "Agent").

            PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Credit Agreement dated as of November 26, 1996 among the Borrower, the Lenders, the Issuing Bank and the Agent (the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

            Each of the parties hereto have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of this date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a) The following definition is added in its proper alphabetical order:

                       "Significant Subsidiary" shall mean a Subsidiary of the
            Borrower (1) the assets of which are greater than or equal to ten percent (10%) of the aggregate assets of the Borrower and its Consolidated Subsidiaries or (2) the revenues of which are greater than or equal to ten percent (10%) of the aggregate revenues of the Borrower and its Consolidated Subsidiaries.

            (b) Section 7.12. Amendments to Borrower Pledge Agreement, shall be amended by (i) deleting "January 31, 1997" in the first line thereof and inserting in its place the following: "August 21, 1997", (ii) deleting each reference to "Somerset Asia Pacific Pty. Ltd." contained therein, and (iii) inserting at the end thereof the
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following:

            "Once Somerset Asia Pacific Pty. Ltd. becomes a Significant Subsidiary, the Borrower shall satisfy the following conditions with regard to its pledge of the stock of Somerset Asia Pacific Pty. Ltd:

            (1) Amendment to Borrower Pledge Agreement. The Borrower shall execute and deliver an amendment to the Borrower Pledge Agreement in form and substance satisfactory to the Lenders to effect a pledge of the stock of Somerset Asia Pacific Pty. Ltd. and the Borrower will deliver the certificates representing the shares pledged pursuant to such amendment to Borrower Pledge Agreement and undated stock powers executed in blank for each such certificate and the Borrower will take any and all other actions and execute any other agreements required to give the Agent a first priority perfected security interest in such stock; and

            (2) Opinion of Counsel. The Borrower shall deliver an opinion of counsel, dated the date of such pledge of stock, in a form acceptable to the Lenders, covering among other items, the perfection of the Agent's security interest in such stock."

            SECTION 2. Conditions of Effectiveness. This First Amendment shall become effective on the date on which each of the following conditions has been fulfilled:

            (1) First Amendment. The Borrower, the Lenders, the Issuing Bank and the Agent shall each have executed and delivered this First Amendment;

            (2) First Amendment to Pledge Agreement. The Borrower shall have executed and delivered the First Amendment to Pledge Agreement, together with the certificates representing the shares pledged pursuant to such First Amendment to Pledge Agreement and undated stock powers executed in blank for each such certificate;

            (3) Evidence of All Corporate Action of the Borrower. Certified copies, dated the date hereof, of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this First Amendment and each of the documents being delivered in connection herewith;

            (4) Opinion of Counsel. A favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the


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Borrower dated the date hereof;

            (5) Officer's Certificate, etc. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this First Amendment and the transactions contemplated hereby:

            (a) The representations and warranties contained in the Credit Agreement and in each of the Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

            (b)   No Default or Event of Default has occurred and is continuing.

            (6) Additional Documentation. The Agent shall have received such other approvals, opinions or documents as any Lender or the Issuing Bank may reasonably request.

            SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement previously amended and as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Issuing Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the fees and out-of-pocket expenses of external counsel for the Agent, but not the legal fees for internal or external legal counsel of the Lenders), with respect thereto.
In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this First Amendment and the other instruments and documents to be delivered hereunder, and


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agrees to hold the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

            SECTION 5. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

            SECTION 6. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

            SECTION 7. Counterparts. The First Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     THE NAVIGATORS GROUP, INC.,
                                      as Borrower

                                     By /s/ Bradley D. Wiley
                                        ----------------------------------
                                        Name: Bradley D. Wiley
                                        Title: Sr VP & CFO



                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Issuing Bank


                                     By
                                        ----------------------------------
                                        Name:
                                        Title:


                                     per pro BROWN BROTHERS HARRIMAN &
                                     CO., as Lender


                                     By
                                        ----------------------------------
                                        Name:


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